                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-2151
                  --------------------------------------------

                         BANCROFT CONVERTIBLE FUND, INC.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                         Bancroft Convertible Fund, Inc.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                              Martha J. Hays, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                               1735 Market Street
                          Philadelphia, PA 19103-7599


        Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

-------------------------BANCROFT CONVERTIBLE FUND, INC.------------------------

                                     [LOGO]

                               2004 Annual Report
                                October 31, 2004

                               2004 ANNUAL REPORT
                                OCTOBER 31, 2004

BANCROFT CONVERTIBLE FUND, INC. (THE "FUND") OPERATES AS A CLOSED-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY AND INVESTS PRIMARILY IN CONVERTIBLE SECURITIES, WITH THE OBJECTIVES OF PROVIDING INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION -- WHICH OBJECTIVES THE FUND CONSIDERS TO BE RELATIVELY EQUAL, OVER THE LONG-TERM, DUE TO THE NATURE OF THE SECURITIES IN WHICH IT INVESTS.

                                   HIGHLIGHTS

PERFORMANCE THROUGH OCTOBER 31, 2004 WITH DIVIDENDS REINVESTED

                                                           Calendar
                                                             YTD       1 Year      5 Years     10 Years
                                                          ---------  ----------  -----------  ----------
Bancroft market price (a,b) ............................     0.18%     (3.83)%      34.70%      172.40%
Bancroft net asset value (b,c,d) .......................    (0.16)      1.32        14.93       137.12
Closed-end convertible fund average (d) ................     3.44       8.04        21.81       117.15
S&P 500 (a) ............................................     3.06       9.42       (10.60)      183.96
Russell 2000 (d) .......................................     5.75      11.73        45.19       162.41
Lehman Aggregate Bond Total Return Index (d) ...........     4.22       5.53        44.10       111.12

PERFORMANCE DATA REPRESENT PAST RESULTS AND DO NOT REFLECT FUTURE PERFORMANCE.

(a) From Bloomberg L.P. pricing service.
(b) Performance is not adjusted for dilution due to the rights offering.
(c) Net asset value dilution resulting from the Bancroft rights offering was 2.38%.
(d) From Lipper, Inc. Closed-End Fund Performance Analysis, dated October 31, 2004.

--------------------------------------------------------------------------------

QUARTERLY HISTORY OF NAV AND MARKET PRICE

                       Net Asset Values        Market Prices (AMEX, symbol BCV)

Qtr. Ended        High      Low       Close        High      Low       Close
----------      --------  --------  --------     --------  --------  --------
  Jan. 04        $21.75    $20.73    $21.51       $20.14    $18.59    $19.59
  Apr. 04         21.79     20.79     20.79        19.74     18.35     18.35
  Jul. 04         20.98     20.06     20.23        18.71     17.87     17.87
  Oct. 04         20.65     19.79     20.40        18.50     17.65     18.23

--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS (12 MONTHS)

 Record           Payment                        Capital         *Corporate
  Date              Date        Income            Gains           Deduction
--------         ---------     --------         ---------       -------------

11/28/03          12/26/03       $0.21              --                6%
 3/16/04           3/30/04        0.17              --               12
 6/15/04           6/29/04        0.17              --               12
 9/15/04           9/29/04        0.17              --               12
                               --------
                                 $0.72
                               ========

*Percentage of each ordinary income distribution qualifiying for the corporate dividend received tax deduction.

TO OUR SHAREHOLDERS
December 6, 2004

The election is over. Investors can now turn their attention to the economy and the war on terror. The economy has grown this year through strong personal consumption and productivity growth. The 3.9% growth in the third quarter would have been greater, but for high oil prices, sluggish business investment and the growing trade deficit. In addition, next year's growth could be slowed by reduced federal fiscal stimulus as the government seeks to reduce its deficit and by the low personal savings rate. Finally, as the dollar declines in value versus almost all other currencies (including the euro, the yen, the Mexican peso and many others) we expect U.S. exports to pick up and imports to become more expensive. Inflation has not been an issue because of the competition of imported goods and the growth of productivity at a rate greater than labor costs. This may not continue and many economists have predicted that inflation is likely to increase. Unless oil prices spike up again we do not believe that inflation will become a problem next year.

This last year has been one of great change. Because of the malfeasance of some, the legislators, litigators and the regulators have put in place substantial changes to the corporate governance of all public companies. In the end, investors should see more ethical corporate governance from these new rules. We have spent great time, effort and money in our effort to comply with all of these new requirements. As investors, we are looking forward to seeing if the requirements lead to better and more productive corporate governance.

Performance of the Fund was affected by its industry exposure. Energy companies, led by Amerada Hess Corp. and Valero Energy Corp., provided the best performance for the Fund as energy prices rose most of the year. Lagging industries such as the automotive industry and the banking/savings & loan industry held back performance. Both of these industries have been hurt by the expected rise in interest rates and by slower than expected economic growth.

George R. Lieberman retired from the Fund's Board of Directors in October. He served as an independent director for nearly seventeen years. In a period of great change in corporate governance his experience, ethical drive and calm were of great help to the Board and to management. We wish him well.

Bancroft Convertible Fund is the oldest closed-end convertible fund. Founded in 1971, the Fund's strategy has consistently been to use convertible securities as an equity alternative to reduce risk and volatility. This strategy tends to outperform in bear markets and lag in bull markets. The Fund underperformed the average of its peer-group for the quarter ended October 31, 2004. Our peers consist of the thirteen closed-end convertible funds in the LIPPER CLOSED-END PERFORMANCE ANALYSIS survey. Of these thirteen funds, only four, including the Fund, remain unleveraged convertible funds. In addition, we believe that many of our competitors have greater exposure to non-convertible, low-rated, high yield debt than we do. We believe these factors contributed to the difference in performance between Bancroft and many of the other funds in the group.

Visit our website, www.bancroftfund.com, for additional information on the Fund. In addition, shareholders who wish to obtain a copy of the most recent report on the Fund issued by Standard and Poor's should contact us.

                                                 CONTINUED ON THE FOLLOWING PAGE
PAGE 1

At its November 22, 2004 meeting, the Board of Directors declared a dividend of
18.8 cents ($0.188) per share. The dividend consists of undistributed net investment income and will be payable on December 28, 2004 to shareholders of record on December 3, 2004.

The 2005 annual meeting of shareholders will be held at our offices in Morristown, New Jersey on February 14, 2005. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on December 28, 2004. All shareholders are welcome to attend, we hope to see you there.

/s/ Thomas H. Dinsmore

Thomas H. Dinsmore
Chairman of the Board

--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES by underlying common stock
Six months ended October 31, 2004

ADDITIONS                                                       REDUCTIONS

Albertson's, Inc.                                               Allscripts Healthcare Solutions, Inc.

Allscripts Healthcare Solutions, Inc.                           Amerada Hess Corp.

Armor Holdings, Inc.                                            Costco Wholesale Corp.

Devon Energy Corp.                                              Devon Energy Corp.
                                                                  (EXCHANGEABLE FROM KERR-MCGEE CORP.)

Four Seasons Hotels, Inc.                                       Gilead Sciences, Inc.

General Mills, Inc.                                             ImClone Systems, Inc.
  (EXCHANGEABLE FROM LEHMAN BROTHERS HOLDINGS, INC.)
                                                                Kulicke & Soffa Industries, Inc.
ImClone Systems, Inc.
                                                                McMoRan Exploration Co.
Kulicke & Soffa Industries, Inc.
                                                                Medarex, Inc.
Leucadia National Corp.
                                                                Novell, Inc.
Novell, Inc.
                                                                State Street Corp.
Ocwen Financial Corp.
                                                                STMicroelectronics, N.V.
Per-Se Technologies, Inc.
                                                                Teekay Shipping Corp.
Schering-Plough Corp.
                                                                Temple-Inland, Inc.
Titan International, Inc.
                                                                Teva Pharmaceuticals Industries Ltd.
The Walt Disney Company                                           (EXCHANGEABLE FROM TEVA PHARM. FINANCE B.V.)

Weatherford International Ltd.                                  Washington Mutual, Inc.



LARGEST INVESTMENT HOLDINGS by underlying common stock
                                                                                           Value        % Total
                                                                                          (Note 1)     Net Assets
                                                                                         -----------   ----------
Sovereign Bancorp, Inc. ................................................................ $ 2,400,000      2.1 %
  A HOLDING COMPANY FOR SOVEREIGN BANK. THE BANK'S PRIMARY BUSINESS
  CONSISTS OF ATTRACTING DEPOSITS FROM ITS NETWORK OF BANKING OFFICES, AND
  ORIGINATING COMMERCIAL, CONSUMER AND RESIDENTIAL MORTGAGE LOANS, AS
  WELL AS AUTOMOBILE LOANS.

Capital One Financial Corp. ............................................................   2,371,050      2.1
  THROUGH ITS SUBSIDIARIES, PROVIDES CREDIT CARD PRODUCTS, CERTAIN CONSUMER
  LENDING AND DEPOSIT SERVICES.

Leucadia National Corp. ................................................................   2,240,000      2.0
  A DIVERSIFIED HOLDING COMPANY THAT PROVIDES BANKING AND LENDING SERVICES,
  MANUFACTURING, REAL ESTATE ACTIVITIES, WINERY OPERATIONS, DEVELOPMENT OF A
  COPPER MINE AND PROPERTY AND CASUALTY REINSURANCE.

The St. Paul Travelers Companies, Inc. .................................................   2,211,000      2.0
  PROVIDES A BROAD RANGE OF INSURANCE PRODUCTS AND SERVICES FOR THE
  COMMERCIAL AND CONSUMER MARKETS.

Church & Dwight Co., Inc. ..............................................................   2,189,250      1.9
  PRODUCES SODIUM BICARBONATE AND SODIUM BICARBONATE-BASED PRODUCTS.
  THE COMPANY SELLS ITS PRODUCTS PRIMARILY UNDER THE ARM & HAMMER
  TRADEMARK, TO CONSUMERS AND TO INDUSTRIAL CUSTOMERS AND DISTRIBUTORS.

Amerada Hess Corp. .....................................................................   2,185,050      1.9
  TOGETHER WITH ITS SUBSIDIARIES EXPLORES FOR, PRODUCES, PURCHASES, TRANSPORTS
  AND SELLS CRUDE OIL AND NATURAL GAS. THE COMPANY ALSO MANUFACTURES, PURCHASES,
  TRANSPORTS AND MARKETS REFINED PETROLEUM PRODUCTS.

Conexant Systems, Inc. .................................................................   2,106,099      1.9
  PROVIDES SEMICONDUCTOR PRODUCTS FOR COMMUNICATIONS ELECTRONICS. THE
  COMPANY OFFERS PRODUCTS FOR USE IN WIRELESS COMMUNICATIONS, NETWORK
  ACCESS AND PROCESSING, DIGITAL ENTERTAINMENT, AND PERSONAL COMPUTING.

The TJX Companies, Inc. ................................................................   2,056,500      1.8
  RETAILS OFF-PRICE APPAREL AND HOME FASHIONS. THE COMPANY CURRENTLY
  OPERATES T.J. MAXX, MARSHALLS, HOMEGOODS, A.J. WRIGHT, WINNERS AND
  T.K. MAXX STORES.

Lucent Technologies, Inc. ..............................................................   2,036,005      1.8
  DESIGNS, BUILDS AND DELIVERS A WIDE RANGE OF PUBLIC AND PRIVATE NETWORKS,
  COMMUNICATIONS SYSTEMS AND SOFTWARE, BUSINESS TELEPHONE SYSTEMS AND DATA
  NETWORKING SYSTEMS.

Kerr-McGee Corp. .......................................................................   2,034,881      1.8
  EXPLORES FOR AND PRODUCES OIL AND NATURAL GAS IN VARIOUS COUNTRIES AROUND THE          -----------   ----------
  WORLD. THE COMPANY FOCUSES ON OFFSHORE ACTIVITES PRIMARILY IN THE GULF OF MEXICO
  AND THE NORTH SEA.

Total .................................................................................. $21,829,835     19.3%
                                                                                         ===========   ==========


MAJOR INDUSTRY EXPOSURE


                          ------------------
               Automotive                    4.4%
                          ------------------

                          ------------------------------------------
   Banking/Savings & Loan                                            10.2%
                          ------------------------------------------

                          -----------------------------------
                   Energy                                     8.8%
                          -----------------------------------

                          ----------------
            Entertainment                  4.3%
                          ----------------

                          -----------------------------------------------
    Financial & Insurance                                                 11.6%
                          -----------------------------------------------

                          -----------------------
              Health Care                         5.0%
                          -----------------------

                          ----------------------------------------
          Pharmaceuticals                                          9.4%
                          ----------------------------------------

                          -------------------------------
                   Retail                                  7.4%
                          -------------------------------

                          -------------------------------------
               Technology                                       9.0%
                          -------------------------------------

                          ---------------------------
       Telecommunications                             6.9%
                          ---------------------------

--------------------------------------------------------------------------------

DIVERSIFICATION OF ASSETS

                                                           % Total Net Assets
                                                              October 31,
                                               Value      ----------------------
                                  Cost        (Note 1)       2004        2003
                              ------------  ------------  ----------  ----------

Advertising ................  $    980,625  $  1,079,375      0.9%        2.5%
Aerospace & Defense ........     4,051,736     3,746,485      3.3         4.9
Automotive .................     5,030,505     4,987,306      4.4         2.4
Banking/Savings & Loan .....    11,402,075    11,545,287     10.2        10.6
Consumer Goods .............     3,265,210     3,839,250      3.4         3.1
Data-Processing Services ...     1,939,687     1,889,076      1.7         2.0
Electrical Supplies ........     1,472,188     1,346,250      1.2          --
Energy .....................     8,222,351     9,919,521      8.8         7.6
Entertainment ..............     5,004,635     4,898,932      4.3         4.5
Financial & Insurance ......    12,939,839    13,196,750     11.6        10.9
Foods ......................     1,509,343     1,492,500      1.3          --
Health Care ................     5,722,902     5,629,274      5.0         6.7
Hotel Services .............     1,045,000     1,128,750      1.0          --
Mining .....................     1,481,988     1,411,220      1.3          --
Office Equipment ...........     1,746,250     1,791,563      1.6         1.7
Paper and Paper Products ...            --            --       --         1.3
Pharmaceuticals ............    11,143,900    10,750,823      9.4         9.4
Retail .....................     8,366,932     8,372,428      7.4         9.5
Technology .................    11,668,207    10,182,006      9.0         7.3
Telecommunications .........     7,371,769     7,873,130      6.9         9.9
Transportation .............            --            --       --         2.0
Utilities ..................     1,275,424     1,299,000      1.1         2.3
Short-Term Securities ......     6,809,726     6,809,692      6.0         0.0
                              ------------  ------------  ----------  ----------
    TOTAL INVESTMENTS ......   112,450,292   113,188,618     99.8        98.6

Other Assets, Net of
  Liabilities ..............            --       184,864      0.2         1.4
                              ------------  ------------  ----------  ----------
    TOTAL NET ASSETS .......  $112,450,292  $113,373,482    100.0%      100.0%
                              ============  ============  ==========  ==========


PORTFOLIO OF INVESTMENTS October 31, 2004


Principal                                                                                Identified      Value
  Amount                                                                                    Cost        (Note 1)
----------                                                                               ----------   ------------
                CONVERTIBLE BONDS AND NOTES -- 55.6%

                ADVERTISING -- 0.9%
$1,000,000      Lamar Advertising Company 2.875% 2010 cv. sub. notes (B2) .............  $  980,625     $1,079,375
                                                                                         ----------   ------------

                AEROSPACE AND DEFENSE -- 2.4%
 1,250,000      Armor Holdings, Inc. 2% 2024 sr. sub. cv. notes (B+) (1) ..............   1,237,500      1,240,625
 1,500,000      The Goldman Sachs Group, Inc. 1% 2009 exch. equity-linked notes
                (Aa3) (exch. for General Dynamics Corp. common stock) (1) .............   1,721,213      1,481,760
                                                                                         ----------   ------------
                                                                                          2,958,713      2,722,385
                                                                                         ----------   ------------

                AUTOMOTIVE -- 3.2%
 1,000,000      American Axle & Manufacturing Holdings, Inc. 2% 2024
                cv. sr. notes (Baa3) (1) ..............................................   1,060,053        889,400
 3,500,000      Lear Corp. 0% 2022 cv. sr. notes (Baa3) ...............................   1,654,014      1,722,656
 1,000,000      Titan International, Inc. 5.25% 2009 sr. cv. notes (NR) ...............   1,000,938      1,031,250
                                                                                         ----------   ------------
                                                                                          3,715,005      3,643,306
                                                                                         ----------   ------------

                BANKING/SAVINGS AND LOAN -- 2.8%
 2,078,000      The Bear Stearns Companies, Inc. 0.25% 2010 medium term notes (A1)
                (exch. for Fifth Third Bancorp common stock) (1) ......................   2,299,565      1,974,381
 1,250,000      Ocwen Financial Corp. 3.25% 2024 contingent cv. sr. unsecured notes
                (B-) (Acquired 07/22/04 - 09/27/04; Cost $1,263,750) (2) ..............   1,263,750      1,168,750
                                                                                         ----------   ------------
                                                                                          3,563,315      3,143,131
                                                                                         ----------   ------------

                CONSUMER GOODS -- 1.9%
 1,875,000      Church & Dwight Co., Inc. 5.25% 2033 cv. sr. deb. (Ba3) ...............   1,875,000      2,189,250
                                                                                         ----------   ------------

                DATA-PROCESSING SERVICES -- 1.7%
 1,500,000      Pegasus Solutions, Inc. 3.875% 2023 cv. sr. notes (NR) ................   1,431,562      1,333,076
   500,000      Per-Se Technologies, Inc. 3.25% 2024 cv. sub. deb. (B-)
                (Acquired 06/24/04 - 06/25/04; Cost $508,125) (2) .....................     508,125        556,000
                                                                                         ----------   ------------
                                                                                          1,939,687      1,889,076
                                                                                         ----------   ------------

                ELECTRICAL SUPPLIES -- 1.2%
 1,500,000      Graftech International LTD 1.625% 2024 cv. sr. deb. (B2) ..............   1,472,188      1,346,250
                                                                                         ----------   ------------

                ENERGY -- 2.9%
 1,000,000      Devon Energy Corp. 0% 2020 cv. sr. deb. (BBB) .........................     562,365        563,150
 1,900,000      Kerr-McGee Corp. 5.25% 2010 cv. sub. deb. (Ba1) .......................   1,992,938      2,034,881
 1,000,000      Weatherford International Ltd. 0% 2020 cv. sr. deb. (Baa1) ............     639,338        645,520
                                                                                         ----------   ------------
                                                                                          3,194,641      3,243,551
                                                                                         ----------   ------------

                ENTERTAINMENT -- 1.9%
 1,250,000      Citadel Broadcasting Corp. 1.875% 2011 cv. sub. notes (NR) ............   1,246,250      1,095,125
 1,000,000      The Walt Disney Company 2.125% 2023 cv. sr. notes (Baa1) ..............   1,053,800      1,068,370
                                                                                         ----------   ------------
                                                                                          2,300,050      2,163,495
                                                                                         ----------   ------------

                FINANCIAL AND INSURANCE -- 2.8%
 2,000,000      Leucadia National Corp. 3.75% 2014 cv. sr. sub. notes (Ba3) ...........   2,038,123      2,240,000
 1,000,000      Swiss Re America Holding Corp. 3.25% 2021 euro. sub. cv. bonds
                (Aa1) (conv. into Swiss Reinsurance Company common stock)
                (Acquired 11/15/01 - 12/05/01; Cost $1,007,750) (2) ...................   1,007,750        969,250
                                                                                         ----------   ------------
                                                                                          3,045,873      3,209,250
                                                                                         ----------   ------------
PAGE 5


PORTFOLIO OF INVESTMENTS October 31, 2004 (continued)

Principal                                                                                Identified      Value
  Amount                                                                                    Cost        (Note 1)
---------                                                                               ------------  ------------
                CONVERTIBLE BONDS AND NOTES -- CONTINUED

                HEALTH CARE -- 3.8%
$1,000,000      AmerisourceBergen Corp. 5% 2007 cv. sub. notes (B1) ...................  $1,103,673     $1,064,850
 1,000,000      Community Health Systems, Inc. 4.25% 2008 cv. sub. notes (B3) .........     988,600      1,034,200
   500,000      Isolagen, Inc. 3.5% 2024 cv. sub. notes 144A (NR)
                (Acquired 10/29/04; Cost $500,000) (2).................................     500,000        521,250
   500,000      LifePoint Hospitals, Inc. 4.50% 2009 cv. sub. notes (B3) ..............     490,000        498,125
   875,000      Mentor Corp. 2.75% 2024 cv. deb. (NR) .................................     941,250      1,153,359
                                                                                         ----------   ------------
                                                                                          4,023,523      4,271,784
                                                                                         ----------   ------------

                HOTEL SERVICES -- 1.0%
 1,000,000      Four Seasons Hotels, Inc. 1.875% 2024 cv. sr. notes (Baa3) ............   1,045,000      1,128,750
                                                                                         ----------   ------------

                OFFICE EQUIPMENT -- 1.6%
 1,750,000      IOS Capital, LLC 5% 2007 cv. sub. notes (Ba3)
                (exch. for IKON Office Solutions, Inc. common stock)
                (Acquired 05/08/02 - 06/02/03; Cost $1,746,250) (2) ...................   1,746,250      1,791,563
                                                                                         ----------   ------------

                PHARMACEUTICALS -- 7.1%
 2,000,000      Alza Corp. 0% 2020 cv. sub. deb. (Aa1)
                (exch. for Johnson & Johnson common stock) ............................   1,633,292      1,612,500
 2,000,000      Amgen, Inc. 0% 2032 LYONs (A2) (1) ....................................   1,614,756      1,478,980
 1,500,000      Impax Laboratories, Inc. 1.25% 2024 cv. sr. sub. deb. (NR)
                (Acquired 03/31/04 - 07/21/04; Cost $1,543,813) (2) ...................   1,543,813      1,315,440
   500,000      Ivax Corp. 4.50% 2008 cv. sr. sub. notes (NR) .........................     495,000        502,500
 1,250,000      Ivax Corp. 1.50% 2024 cv. sr. notes (NR) (1) ..........................   1,297,218      1,269,088
 1,000,000      Teva Pharmaceutical Finance II, LLC series A 0.50% 2024 cv. sr. deb.
                (BBB) (exch. for Teva Pharmaceuticals Industries Ltd. ADR) ............   1,000,000        960,000
 1,000,000      Teva Pharmaceutical Finance II, LLC series B 0.25% 2024 cv. sr. deb.
                (BBB) (exch. for Teva Pharmaceuticals Industries Ltd. ADR) ............   1,000,000        963,750
                                                                                         ----------   ------------
                                                                                          8,584,079      8,102,258
                                                                                         ----------   ------------

                RETAIL -- 7.4%
 1,250,000      Casual Male Retail Group, Inc. 5% 2024 cv. sr. sub. notes (NR) ........   1,261,073      1,079,688
 1,500,000      Charming Shoppes, Inc. 4.75% 2012 sr. cv. notes (B2) ..................   1,539,180      1,625,621
   250,000      Costco Wholesale Corp. 0% 2017 cv. sub. notes (A3) ....................     186,483        273,345
 1,250,000      Dick's Sporting Goods, Inc. 1.6061% 2024 sr. cv. notes (NR) ...........     859,705        986,719
 1,000,000      Reebok International Ltd. 2% 2024 cv. deb. (BBB)
                (Acquired 04/27/04; Cost $1,011,230) (1) (2) ..........................   1,017,937      1,022,500
 1,500,000      Saks, Inc. 2% 2024 cv. sr. notes (Ba3) ................................   1,483,785      1,328,055
 2,400,000      The TJX Companies, Inc. 0% 2021 LYONs (Baa1) ..........................   2,018,769      2,056,500
                                                                                         ----------   ------------
                                                                                          8,366,932      8,372,428
                                                                                         ----------   ------------

                TECHNOLOGY -- 6.1%
 1,500,000      Axcelis Technologies, Inc. 4.25% 2007 cv. sub. notes (NR) .............   1,437,188      1,478,438
 2,191,000      Conexant Systems, Inc. 5.25% 2006 cv. sub. notes (NR) .................   2,226,604      2,106,099
 2,378,000      Hewlett-Packard Co., Inc. 0% 2017 LYONs (Baa1) ........................   1,360,808      1,328,708
 2,000,000      International Rectifier Corp. 4.25% 2007 cv. sub. notes (B2) ..........   1,988,750      1,977,500
                                                                                         ----------   ------------
                                                                                          7,013,350      6,890,745
                                                                                         ----------   ------------


PORTFOLIO OF INVESTMENTS October 31, 2004 (continued)

Principal                                                                                Identified      Value
  Amount                                                                                    Cost        (Note 1)
---------                                                                               ------------  ------------
                 CONVERTIBLE BONDS AND NOTES -- CONTINUED

                 TELECOMMUNICATIONS -- 6.9%
$1,500,000       Comverse Technology, Inc. 0% 2023 ZYPS (BB-) (3) ..................... $ 1,631,775    $ 1,940,250
 1,000,000       Lucent Technologies, Inc. 2.75% 2023 series A cv. sr. deb. (B2) ......   1,000,000      1,335,980
   500,000       Lucent Technologies, Inc. 2.75% 2025 series B cv. sr. deb. (B2) ......     500,000        700,025
 1,250,000       Nortel Networks Corp. 4.25% 2008 cv. sr. notes (B3) ..................   1,287,500      1,206,250
 1,250,000       Tekelec, Inc. 2.25% 2008 cv. sub. discount notes (NR) ................   1,315,469      1,665,625
 1,000,000       UTStarcom, Inc. 0.875% 2008 cv. notes (NR) ...........................   1,637,025      1,025,000
                                                                                        -----------   ------------
                                                                                          7,371,769      7,873,130
                                                                                        -----------   ------------
                 TOTAL CONVERTIBLE BONDS AND NOTES .................................... $63,196,000    $63,059,727
                                                                                        -----------   ------------

  Shares
----------
                 CONVERTIBLE PREFERRED STOCKS -- 19.3%

                 AUTOMOTIVE -- 1.2%
    50,000       General Motors Corp. 6.25% series C cv. sr. deb. (Baa1) ..............   1,315,500      1,344,000
                                                                                        -----------   ------------

                 BANKING/SAVINGS AND LOAN -- 7.4%
    17,500       Commerce Capital Trust II 5.95% cv. trust pfd. (Baa1) (exch. for
                 Commerce Bancorp, Inc. common stock) .................................     939,531      1,092,656
    40,000       National Australia Bank Ltd. 7.875% exch. capital units (NR) .........   1,038,700      1,432,000
    30,000       New York Community Bancorp, Inc. 6% BONUSES units (Baa2) .............   1,504,706      1,605,000
    50,000       Sovereign Capital Trust IV 4.375% PIERS (Ba1)
                 (exch. for Sovereign Bancorp, Inc. common stock) (1) .................   2,582,698      2,400,000
    35,000       Washington Mutual Capital Trust PIERS units (Baa1) (exch. for
                 Washington Mutual, Inc. common stock) ................................   1,773,125      1,872,500
                                                                                        -----------   ------------
                                                                                          7,838,760      8,402,156
                                                                                        -----------   ------------

                 ENERGY -- 2.8%
     7,500       Chesapeake Energy Corp. 6% cum. cv. pfd. (B3) ........................     489,375        619,350
     1,000       Chesapeake Energy Corp. 4.125% cum. cv. pfd. (B3) ....................   1,000,000      1,137,500
    20,000       The Williams Companies, Inc. 5.50% 2033 jr. sub. cv. deb. (B-) .......   1,015,000      1,445,000
                                                                                        -----------   ------------
                                                                                          2,504,375      3,201,850
                                                                                        -----------   ------------

                 ENTERTAINMENT -- 2.4%
    22,500       Emmis Communications Corp. 6.25% series A cum. cv. pfd. (Caa1) .......     919,590        957,656
     1,750       Radio One, Inc. 6.50% HIGH TIDES (B3) ................................   1,784,995      1,777,781
                                                                                        -----------   ------------
                                                                                          2,704,585      2,735,437
                                                                                        -----------   ------------

                 FINANCIAL AND INSURANCE -- 3.0%
    20,000       Reinsurance Group of America, Inc. 5.75% PIERS (Baa2) ................   1,000,000      1,190,000
   100,000       The St. Paul Travelers Companies, Inc. 4.50% 2032 cv. jr. sub. notes
                 (Baa1) ...............................................................   2,478,055      2,211,000
                                                                                        -----------   ------------
                                                                                          3,478,055      3,401,000
                                                                                        -----------   ------------

                 HEALTH CARE -- 1.2%
    29,000       Omnicare Capital Trust I 4% PIERS (Ba3) (exch. for Omnicare, Inc.
                 common stock) (1) ....................................................   1,699,379      1,357,490
                                                                                        -----------   ------------

                 MINING -- 1.3%
     1,500       Freeport-McMoRan Copper and Gold, Inc. 5.50% cv. perpeptual pfd.
                 (CCC+) ...............................................................   1,481,988      1,411,220
                                                                                        -----------   ------------

                 TOTAL CONVERTIBLE PREFERRED STOCKS ................................... $21,022,642    $21,853,153
                                                                                        -----------   ------------


PORTFOLIO OF INVESTMENTS October 31, 2004 (continued)


Principal
  Amount                                                                                 Identified      Value
or Shares                                                                                   Cost        (Note 1)
---------                                                                               ------------  ------------
                    MANDATORY CONVERTIBLE SECURITIES -- 18.9% (4)

                    AEROSPACE AND DEFENSE -- 0.9%
 10,000 shs         Northrop Grumman Corp. 7.25% equity units (NR) (1) ...............  $ 1,093,023   $  1,024,100
                                                                                        -----------   ------------

                    CONSUMER GOODS -- 1.5%
 50,000 shs         Constellation Brands, Inc. dep. shs. representing 5.75% series A
                    mand. cv. pfd. (B) ...............................................    1,390,210      1,650,000
                                                                                        -----------   ------------

                    ENERGY -- 3.1%
 30,000 shs         Amerada Hess Corp.7% mandatory cv. pfd. ACES (Ba3) ...............    1,597,685      2,185,050
 30,000 shs         Valero Energy Corp. 2% mandatory cv. pfd. (BB+) ..................      925,650      1,289,070
                                                                                        -----------   ------------
                                                                                          2,523,335      3,474,120
                                                                                        -----------   ------------

                    FINANCIAL AND INSURANCE -- 5.8%
 45,000 shs         Capital One Financial Corp. 6.25% Upper DECS (Baa3) (1) ..........    2,247,456      2,371,050
 15,000 shs         The Chubb Corp. 7% 2005 equity units (A) (1) .....................      419,784        419,100
 54,000 shs         The Chubb Corp. 7% 2006 equity units (A) (1) .....................    1,480,683      1,525,500
 40,000 shs         Platinum Underwriters Holdings, Ltd. 7% eq. sec. units (NR) (1) ..    1,130,988      1,179,600
 45,000 shs         XL Capital, Ltd. 6.5% equity security units (A2) .................    1,137,000      1,091,250
                                                                                        -----------   ------------
                                                                                          6,415,911      6,586,500
                                                                                        -----------   ------------

                    FOODS -- 1.3%
 40,000 shs         Albertson's, Inc. 7.25% HITS units (Baa2) (1) ....................    1,005,343        985,000
 20,000 shs         Lehman Brothers Holdings, Inc. 6.25% PIES (A) (exch. for General
                    Mills, Inc. common stock) ........................................      504,000        507,500
                                                                                        -----------   ------------
                                                                                          1,509,343      1,492,500
                                                                                        -----------   ------------

                    PHARMACEUTICALS -- 2.3%
 31,500 shs         Baxter International, Inc. 7% equity units (Baa1) (1) ............    1,535,071      1,622,565
 20,000 shs         Schering-Plough Corp. 6% mand. cv. pfd. (Baa3) ...................    1,024,750      1,026,000
                                                                                        -----------   ------------
                                                                                          2,559,821      2,648,565
                                                                                        -----------   ------------

                    TECHNOLOGY -- 2.9%
105,550 shs         The Goldman Sachs Group, Inc. 7.50% mand. exch. notes (Aa3)
                    (exch. for EMC Corp. common stock) ...............................    1,500,086      1,402,390
 36,395 shs         The Goldman Sachs Group, Inc. 5.625% mand. exch. notes (Aa3)
                    (exch. for Intel Corp. common stock) .............................      999,771        831,371
 $2,000,000         Lehman Brothers Holdings, Inc. 6% 2005 YEELDS (A) (performance
                    linked to LSI Logic Corp. common stock) ..........................    2,155,000      1,057,500
                                                                                        -----------   ------------
                                                                                          4,654,857      3,291,261
                                                                                        -----------   ------------

                    UTILITIES -- 1.1%
 50,000 shs         DTE Energy Co. 8.75% equity security units (BBB) (1) .............    1,275,424      1,299,000
                                                                                        -----------   ------------

                    TOTAL MANDATORY CONVERTIBLE SECURITIES (4) .......................  $21,421,924    $21,466,046
                                                                                        -----------   ------------

                    SHORT-TERM SECURITIES -- 6.0%

                    COMMERCIAL PAPER -- 6.0%
 6,800,000          American Express Credit Corp. (P1) (1.70% maturing 11/02/04) .....    6,798,716      6,798,716
                                                                                        -----------   ------------


PAGE 8



PORTFOLIO OF INVESTMENTS October 31, 2004 (continued)


Principal                                                                                Identified      Value
  Amount                                                                                    Cost        (Note 1)
---------                                                                               ------------  ------------
                SHORT-TERM SECURITIES -- CONTINUED

                U.S. GOVERNMENT OBLIGATIONS -- 0.0%
 $11,000        U.S. Treasury notes 1.625% 04/30/05 (Aaa) (5) .......................   $     11,010  $     10,976
                                                                                        ------------  ------------

                TOTAL SHORT-TERM SECURITIES .........................................   $  6,809,726  $  6,809,692
                                                                                        ------------  ------------


                TOTAL CONVERTIBLE BONDS AND NOTES -- 55.6% ..........................     63,196,000    63,059,727
                TOTAL CONVERTIBLE PREFERRED STOCKS -- 19.3% .........................     21,022,642    21,853,153
                TOTAL MANDATORY CONVERTIBLE SECURITIES -- 18.9% .....................     21,421,924    21,466,046
                TOTAL SHORT-TERM SECURITIES -- 6.0% .................................      6,809,726     6,809,692
                                                                                        ------------  ------------
                TOTAL INVESTMENTS -- 99.8% ..........................................   $112,450,292   113,188,618
                                                                                        ============

                OTHER ASSETS AND LIABILITIES, NET -- 0.2% ...........................                      184,864
                                                                                                      ------------
                TOTAL NET ASSETS -- 100.0% ..........................................                 $113,373,482
                                                                                                      ============

(1) Contingent payment debt instrument which accrues contingent interest.
    See Note 1(b).
(2) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A ransaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $7,344,753 which represented 6.5% of the Fund's net assets.
(3) Non-income producing security.
(4) Mandatory convertible. See Note 1(e).
(5) Collateral for a letter of credit.

ACES            Automatic Convertible Equity Securities.
ADR             American Depositary Receipts.
BONUSES         Bifurcated Option Note Unit Securities.
DECS            Debt Exchangeable for Common Stock.
HIGH TIDES      Remarketable Term Income Deferrable Equity Securities.
HITS            Hybrid Income Term Security.
LYONs           Liquid Yield Option Notes.
PIES            Premium Income Exchangeable Securities.
PIERS           Preferred Income Equity Redeemable Securities.
YEELDS          Yield Enhanced Equity Linked Debt Securities.
ZYPS            Zero Yield Puttable Securities.


Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed reliable but have not been examined by PricewaterhouseCoopers LLP. NR is used whenever a rating is unavailable.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                                                      OCTOBER 31, 2004
                                                                      ----------------
ASSETS:
        Investments at value (cost $112,450,292) (Note 1) ..............  $113,188,618
        Cash ...........................................................       358,754
        Dividends and interest receivable ..............................       648,618
        Other assets ...................................................        31,058
                                                                          ------------
        Total assets ...................................................   114,227,048
                                                                          ------------

LIABILITIES:
        Payable for securities purchased ...............................       730,270
        Accrued management fee (Note 2) ................................        73,866
        Accrued expenses ...............................................        29,116
        Other liabilities ..............................................        20,314
                                                                          ------------
        Total liabilities ..............................................       853,566
                                                                          ------------

NET ASSETS .............................................................  $113,373,482
                                                                          ============

NET ASSETS CONSIST OF:
        Undistributed net investment income ............................. $  1,037,260
        Accumulated net realized loss from investment transactions ......   (4,470,204)
        Unrealized appreciation on investments ..........................      738,326
        Capital shares (Note 3) .........................................       55,571
        Additional paid-in capital ......................................  116,012,529
                                                                          ------------
NET ASSETS .............................................................. $113,373,482
                                                                          ============
Net asset value per share ($113,373,482 / 5,557,138 outstanding shares) . $      20.40
                                                                          ============

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004
INVESTMENT INCOME (NOTE 1):
        Interest .......................................................  $  2,816,757
        Dividends ......................................................     2,352,552
                                                                          ------------
                Total Income ...........................................     5,169,309
                                                                          ------------

EXPENSES (NOTE 2):
        Management fee .................................................       823,572
        Custodian ......................................................        33,680
        Transfer agent .................................................        27,923
        Professional fees ..............................................       119,478
        Directors' fees ................................................       112,600
        Reports to shareholders ........................................        33,838
        Insurance ......................................................        29,440
        Treasurer's office .............................................        25,000
        Other ..........................................................        85,073
                                                                          ------------
                Total Expenses .........................................     1,290,604
                                                                          ------------

NET INVESTMENT INCOME ..................................................     3,878,705
                                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Net realized gain from investment transactions .................     3,760,644
        Net change in unrealized appreciation of investments ...........    (3,604,190)
                                                                          ------------
        Net gain on investments ........................................       156,454
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................  $  4,035,159
                                                                          ============


               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER, 2004 AND 2003
                                                                              2004               2003
                                                                          ------------       ------------
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ........................................... $  3,878,705       $  3,352,240
        Net realized gain (loss) from investment transactions ...........    3,760,644           (424,570)
        Net change in unrealized appreciation of investments ............   (3,604,190)        11,355,567
                                                                          ------------       ------------
                Net increase in net assets resulting from operations ....    4,035,159         14,283,237
                                                                          ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
        Net investment income ...........................................   (3,826,570)        (3,445,042)

CAPITAL SHARE TRANSACTIONS (NOTE 3)
        Value of shares issued on reinvestment of distributions .........      628,542            742,900
        Net proceeds from rights offering ...............................   14,050,851                 --
                                                                          ------------       ------------
                Total capital share transactions ........................   14,679,393            742,900
                                                                          ------------       ------------

CHANGE IN NET ASSETS ....................................................   14,887,982         11,581,095

Net assets at beginning of period .......................................   98,485,500         86,904,405
                                                                          ------------       ------------

NET ASSETS AT END OF PERIOD (including undistributed net investment
income of $1,037,260 and $985,125, respectively) ........................ $113,373,482       $ 98,485,500
                                                                          ============       ============

--------------------------------------------------------------------------------

Financial Highlights

                                                     SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING:
                                                                   YEARS ENDED OCTOBER 31,
                                            ----------------------------------------------------------------------
                                               2004           2003           2002           2001           2000
                                            ----------     ----------     ----------     ----------     ----------
OPERATING PERFORMANCE:
Net asset value, beginning of year ......       $20.84         $18.55         $20.72         $27.09         $27.35
                                            ----------     ----------     ----------     ----------     ----------
Net investment income ...................         0.70           0.71           0.79           1.07           1.04
Net realized and unrealized gain (loss) .         0.08           2.31          (2.02)         (3.23)          2.29
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations ......         0.78           3.02          (1.23)         (2.16)          3.33
LESS DISTRIBUTIONS:
Dividends from net investment income ....        (0.72)         (0.73)         (0.94)         (1.11)         (0.80)
Distributions from realized gains .......           --             --             --          (3.10)         (2.90)
                                            ----------     ----------     ----------     ----------     ----------
  Total distributions ...................        (0.72)         (0.73)         (0.94)         (4.21)         (3.70)

CAPITAL SHARE TRANSACTIONS:
Effect of rights offering ...............        (0.50)            --             --             --             --
Capital share repurchases ...............           --             --             --             --           0.11
                                            ----------     ----------     ----------     ----------     ----------
  Total capital share transactions ......        (0.50)            --             --             --           0.11
                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............       $20.40         $20.84         $18.55         $20.72         $27.09
                                            ==========     ==========     ==========     ==========     ==========

Market value, end of year ...............       $18.23         $19.70         $17.54         $18.75         $22.63

Total Net Asset Value Return (%)(a,c) ...          1.3           16.7           (6.3)          (8.7)          13.6
Total Investment Return (%)(b,c) ........         (3.8)          16.7           (1.8)           1.3           20.6

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year ($000's) ........     $113,373        $98,486        $86,904        $95,864       $111,336
Ratio of expenses to average net
  assets (%) ............................          1.1            1.2            1.2            1.1            1.1
Ratio of net investment income to average
  net assets (%) ........................          3.4            3.6            4.0            4.9            3.8
Portfolio turnover rate (%) .............           66             87             78             83             93

-----------------

(a) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(b) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(c) Return is not adjusted for dilution due to the 2004 rights offering.


               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Bancroft Convertible Fund, Inc. (the "Fund"), established in 1971, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(A)  SECURITY VALUATION
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Unlisted securities traded in the over-the-counter market and listed securities for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management with the approval of the Board of Directors. Short-term debt securities with initial maturities of 60 days or less are valued at amortized cost.

(B)  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 11 cents per share for the year ended October 31, 2004. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At October 31, 2004 there were unrealized losses of approximately 4 cent per share on contingent payment debt instruments.

(C)  FEDERAL INCOME TAXES
The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. At October 31, 2004, the Fund had available for federal income tax purposes unused capital losses of $4,470,204, available to offset future net capital gains, $4,045,634 of which expires in 2010 and $424,570 of which expires in 2011. The Fund utilized net capital loss carryforwards of $3,760,644 during the year ended October 31, 2004.

(D)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the years ended October 31, 2004 and 2003 were $3,826,570 and $3,445,042, respectively, both from ordinary income.

At October 31, 2004 the components of distributable net assets and the federal tax cost were as follows:

        Unrealized appreciation                       $  6,074,008
        Unrealized depreciation                         (5,335,682)
                                                      ------------
        Net unrealized appreciation                        738,326

        Undistributed ordinary income                    1,037,260

        Tax basis capital loss carryforward             (4,470,204)

        Cost for federal income tax purposes          $112,450,292

(E)  MARKET RISK
It is the Fund's policy to invest at least 80% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $21,466,046 at October 31, 2004, representing 18.9% of net assets.

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund. The Fund pays all expenses incurred by it and not assumed by the Adviser and in addition will pay the costs and expenses of its Treasurer's office, up to a maximum of $25,000 per year, incurred in connection with its performance of certain services for the Fund. These services include the valuation of securities owned by the Fund, and the preparation of financial statements and schedules of the Fund's investments for inclusion in certain periodic reports to the Fund's Board of Directors and to the U.S. Securities and Exchange Commission.

3. CAPITAL STOCK
At October 31, 2004 there were 5,557,138 shares of $.01 par value common stock outstanding, (9,000,000 shares authorized). During the years ended October 31, 2004 and 2003, 33,362 shares and 41,388 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $628,542 and $742,900 respectively.

On December 16, 2003, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 6 rights held by stockholders of record on November 13, 2003. The rights offering was fully subscribed, resulting in the issuance of 797,918 common shares at a price of $17.82, and proceeds of $14,218,899 to the Fund prior to the deduction of offering costs. These offering costs, of approximately $169,000 ($0.04 per share), were charged to paid-in capital in excess of par value upon completion of the offering. The net asset value per share of the Fund's Common Stock was reduced by approximately $0.50 per share as a result of the issuance.

4. PORTFOLIO ACTIVITY
Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $79,249,157 and $71,187,359, respectively, for the year ended October 31, 2004.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2004, 12.2% of the dividends paid from ordinary income qualified for the dividends received deduction for corporations. Certain dividends paid by the Fund for the fiscal year ended October 31, 2004 may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $465,743 as taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
  BANCROFT CONVERTIBLE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bancroft Convertible Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 19, 2004

MISCELLANEOUS NOTES

AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the "Plan"). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the "Plan Agent"). You may also obtain additional information about the Plan by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Bancroft stock certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant's account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a stock certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to Plan participant's address as shown on the Plan Agent's records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a stock certificate or certificates for the full shares held by the Plan Agent in the Plan participant's account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant's account based on the market price of the Fund's Common Stock on that date.

NOTICE OF PRIVACY POLICY

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Bancroft shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our stockholders or former stockholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS
In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Bancroft public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to the Bancroft public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES / PROXY VOTING RECORD
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's porfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

--------------------------------------------------------------------------------

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future, purchase shares of its own Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

--------------------------------------------------------------------------------

The Fund is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

------------------------------------DIRECTORS-----------------------------------

Each director is also a director of Ellsworth Convertible Growth & Income Fund, Inc. (Ellsworth) (a closed-end management investment company). Davis-Dinsmore Management Company (Davis-Dinsmore) is the Fund's investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each director oversees two investment companies in the Fund Complex.
--------------------------------------------------------------------------------
Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Gordon F. Ahalt                 Retired. Prior to 2001, President of G.F.A. Inc.
  65 Madison Avenue             (petroleum industry consulting company).
  Suite 550                     Director of Ellsworth and CalDive International.
  Morristown, NJ 07960
  Term expires 2007
  Director since 1982
  Age 76
--------------------------------------------------------------------------------
William A. Benton               Retired. Prior to 2001, Partner of BE Partners
  65 Madison Avenue             (small options market maker). Prior to 2000,
  Suite 550                     Limited Partner of Gavin, Benton & Co.
  Morristown, NJ 07960          (NYSE specialist); Director of Ellsworth.
  Term expires 2006
  Director since 1994
  Age 71
--------------------------------------------------------------------------------
Elizabeth C. Bogan, Ph.D.       Senior Lecturer in Economics at Princeton
  65 Madison Avenue             University; Director of Ellsworth.
  Suite 550
  Morristown, NJ 07960
  Term expires 2006
  Director since 1990
  Age 60
--------------------------------------------------------------------------------
Donald M. Halsted, Jr.          Retired Business Executive; Director of
  65 Madison Avenue             Ellsworth.
  Suite 550
  Morristown, NJ 07960
  Term expires 2005
  Director since 1970
  Age 77
--------------------------------------------------------------------------------
Duncan O. McKee                 Retired Attorney; Director of Ellsworth.
  65 Madison Avenue
  Suite 550
  Morristown, NJ 07960
  Term expires 2005
  Director since 1996
  Age 73

------------------------------DIRECTORS (CONTINUED)-----------------------------

Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

Nicolas W. Platt                Since January 2003, President of CNC-US (an
  65 Madison Avenue             international consulting company). Prior to
  Suite 550                     January 2003, Senior Partner of Platt &
  Morristown, NJ 07960          Rickenbach (public relations firm). Prior to May
  Term expires 2007             2001, with WPP Group, UK, as Executive Vice
  Director since 1997           President of Ogilvy Public Relations Worldwide;
  Age 51                        Director of Ellsworth.
--------------------------------------------------------------------------------

INTERESTED DIRECTORS

Thomas H. Dinsmore, C.F.A. (1)  Chairman and Chief Executive Officer of the
  65 Madison Avenue             Fund, Ellsworth and Davis-Dinsmore; Director of
  Suite 550                     Ellsworth and Davis-Dinsmore.
  Morristown, NJ 07960
  Term expires 2005
  Director since 1985
  Age 51
--------------------------------------------------------------------------------
Jane D. O'Keeffe (1)            President of the Fund, Ellsworth and
  65 Madison Avenue             Davis-Dinsmore; Director of Ellsworth and
  Suite 550                     Davis-Dinsmore.
  Morristown, NJ 07960
  Term expires 2007
  Director since 1995
  Age 49

--------------------------------------------------------------------------------
George R. Lieberman retired as Director of the Fund as of October 18, 2004.
--------------------------------------------------------------------------------

As of the date of this report, the Board of Directors did not have an audit committee financial expert serving on its audit committee as the Board was still in the process of identifying an appropriate candidate. However, the Fund's directors subsequently elected Robert J. McMullan to the Board of Directors, effective November 15, 2004, and have appointed Mr. McMullan to serve on the Fund's audit committee. The Board of Directors has determined that Mr. McMullan possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws. Mr. McMullan's background and experience will be included in the Proxy Statement for the Fund's 2005 annual meeting, at which time shareholders will vote to approve the election of Mr. McMullan as a director.

(1) Mr. Dinsmore and Ms. O'Keeffe are considered interested persons because they are officers and directors of Davis-Dinsmore. They are brother and sister.

-------------------------------PRINCIPAL OFFICERS-------------------------------

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960-7308. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer holds office until the annual meeting to be held in 2005, and thereafter until his or her respective successor is duly elected and qualified.

--------------------------------------------------------------------------------
Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------
Thomas H. Dinsmore, C.F. A (1,2,3)
  Director, Chairman and        Director, Chairman and Chief Executive Officer
  Chief Executive Officer       of the Fund, Ellsworth and Davis-Dinsmore.
  Officer since 1986
  Age 51
--------------------------------------------------------------------------------
Jane D. O'Keeffe (1,2,3)        Director and President of the Fund, Ellsworth
  Director and President        and Davis-Dinsmore.
  Officer since 1994
  Age 49
--------------------------------------------------------------------------------
Gary I. Levine                  Since 2004, Executive Vice President and Chief
  Executive Vice President,     Financial Officer, and since 2003 Secretary, and
  Chief Financial Officer and   prior thereto, Treasurer and Assistant Secretary
  Secretary                     of the Fund, Ellsworth and Davis-Dinsmore.
  Officer since 1993
  Age 47
--------------------------------------------------------------------------------
H. Tucker Lake, Jr. (2,4)       Since 2002, Vice President, and prior thereto
  Vice President                Vice President, Trading, of the Fund, Ellsworth
  Officer since 1994            and Davis-Dinsmore.
  Age 57
--------------------------------------------------------------------------------
Germaine M. Ortiz               Since 1999, Vice President of the Fund,
  Vice President                Ellsworth and Davis-Dinsmore.
  Officer since 1996
  Age 35
--------------------------------------------------------------------------------
Mercedes A. Pierre              Vice President and Chief Compliance Officer
  Vice President, Chief         since 2004, and Assistant Treasurer since 1998
  Compliance Officer and        of the Fund, Ellsworth and Davis-Dinsmore. Prior
  Assistant Treasurer           thereto Assistant Treasurer of Davis-Dinsmore.
  Officer since 1998
  Age 43
--------------------------------------------------------------------------------
Joshua P. Lake (3,4)            Since 2004, Treasurer and Assistant Secretary.
  Treasurer and Assistant       Prior to 2004, Assistant Treasurer and Assistant
  Secretary                     Secretary and prior to 2002 Research Associate
  Officer since 2002            of the Fund, Ellsworth and Davis-Dinsmore.
  Age 28

--------------------------------------------------------------------------------
(1) Mr. Dinsmore and Ms. O'Keefe are brother and sister.
(2) Mr. H. Tucker Lake is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(3) Mr. Joshua Lake is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(4) Mr. H. Tucker Lake is the father of Mr. Joshua Lake.

BOARD OF DIRECTORS

GORDON F. AHALT                PETROLEUM CONSULTANT
WILLIAM A. BENTON              RETIRED STOCK EXCHANGE SPECIALIST
ELIZABETH C. BOGAN             SENIOR LECTURER IN ECONOMICS AT PRINCETON
                                 UNIVERSITY
THOMAS H. DINSMORE, C.F.A.     CHAIRMAN OF THE BOARD OF BANCROFT
DONALD M. HALSTED, JR.         INVESTOR
GEORGE R. LIEBERMAN            RETIRED ADVERTISING EXECUTIVE
  Mr. Lieberman retired as a director as of October 18, 2004.

DUNCAN O. MCKEE                RETIRED ATTORNEY
JANE D. O'KEEFFE               PRESIDENT OF BANCROFT
NICOLAS W. PLATT               PUBLIC RELATIONS EXECUTIVE

OFFICERS

THOMAS H. DINSMORE             CHAIRMAN OF THE BOARD
JANE D. O'KEEFFE               PRESIDENT
GARY I. LEVINE                 EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                 AND SECRETARY
H. TUCKER LAKE                 VICE PRESIDENT
GERMAINE M. ORTIZ              VICE PRESIDENT
MERCEDES A. PIERRE             VICE PRESIDENT, CHIEF COMPLIANCE OFFICER AND
                                 ASSISTANT TREASURER
JOSHUA P. LAKE                 TREASURER AND ASSISTANT SECRETARY
JESSICA K. LAKE                ASSISTANT VICE PRESIDENT
JOANN VENEZIA                  ASSISTANT VICE PRESIDENT

--------------------------------------------------------------------------------

INTERNET

www.bancroftfund.com
email: info@bancroftfund.com

INVESTMENT ADVISER

Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177

SHAREHOLDER SERVICES AND TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com

COMMON STOCK LISTING
American Stock Exchange Symbol: BCV

                         BANCROFT CONVERTIBLE FUND, INC.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                              www.bancroftfund.com

                                     [LOGO]
                                    AMERICAN
                               STOCK EXCHANGE(R)
                                     LISTED
                                     BCV(TM)

ITEM 2. CODE OF ETHICS.

Effective May 15, 2003, the Board of Directors of the Fund has adopted a code of ethics that applies to the Fund's principal executive officer and principal financial officer. See attached Exhibit EX-99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the date of this report, the Board of Directors did not have an audit committee financial expert serving on its audit committee as the Board was still in the process of identifying an appropriate candidate. However, the Fund's directors subsequently elected Robert J. McMullan to the Board of Directors, effective November 15, 2004, and have appointed Mr. McMullan to serve on the Fund's audit committee. Mr. McMullan is an independent director. The Board of Directors has determined that Mr. McMullan possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws. Mr. McMullan's background and experience will be included in the Proxy Statement for the Fund's 2005 annual meeting, at which time shareholders will vote to approve the election of Mr. McMullan as a director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Company by PricewaterhouseCoopers LLP ("PwC") for services rendered to the Company during the Company's last two fiscal years ended October 31, 2003 and October 31, 2004.

  Fiscal YE      Audit        Audit-Related               All Other
 October 31      Fees           Fees (1)     Tax Fees (2)   Fees
    2003        $32,847          $0           $2,200         $0
    2004        $34,400        $9,785         $2,500         $0

(1) "Audit-Related Fees" include those fees billed to the Company by PwC in connection with its review of the Company's Registration Statement on Form N-2 relating to the Company's Rights Offering. All Audit-Related Fees were pre-approved by the Company's audit committee and no Audit-Related Fees were approved by the Company's audit committee pursuant to section
  2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) "Tax Fees" include those fees billed by PwC in connection with its review of the Company's income tax returns. All Tax Fees were pre-approved by the Company's audit committee and no Tax Fees were approved by the Company's audit committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

     During each of the last two fiscal years ended October 31, 2003 and October 31, 2004, PwC did not provide any non-audit services to the Company or Davis-Dinsmore or its affiliates or otherwise bill the Company or Davis-Dinsmore or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Company by its independent auditors before they are provided to the Company. Such pre-approval also includes the proposed fees to be charged by the independent auditors for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

     The Audit Committee also pre-approves non-audit services to be provided by the Company's independent auditors to the Company's investment adviser if the engagement relates directly to the operations and financial reporting of the Company and if the Company's independent auditors are the same as, or affiliated with, the investment adviser's auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a designated Audit Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee include:

WILLIAM A. BENTON

ELIZABETH C. BOGAN, PH.D.

DONALD M. HALSTED, JR.

George R. Lieberman was a member of the Audit Committee through October 18, 2004, on which date Mr. Lieberman retired as a director of the Fund. Mr. Lieberman will be replaced on the Audit Committee by Robert J. McMullan.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                         Bancroft Convertible Fund, Inc.
               Ellsworth Convertible Growth and Income Fund, Inc.
                        Davis-Dinsmore Management Company
                             Proxy Voting Guidelines

                            (Adopted April 14, 2003)

These proxy voting guidelines have been adopted by the Boards of Directors of Bancroft Convertible Fund, Inc. and Ellsworth Convertible Growth and Income Fund, Inc. (collectively, the "Funds"), as well as by the Board of Directors of Davis-Dinsmore Management Company ("Davis-Dinsmore").

The Boards of Directors of the Funds have delegated to Davis-Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds' investments, the Funds do not frequently receive proxies.

Davis-Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds' investments. The portfolio managers at Davis-Dinsmore oversee the voting policies and decisions for the Funds.
In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.   Matters Related to the Board of Directors

     1. The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Davis-Dinsmore will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

     2. The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

     3. The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.   Matters Related to Independent Auditors

     1. The Funds generally will vote in favor of independent accountants approved by the company. Prior to such vote, however, Davis-Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.   Corporate Governance Matters

     1. As a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

     2. Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management's recommendations regarding routine matters, including the following:

          a.   Fixing number of directors;

          b.   Stock splits; and

          c.   Change of state of incorporation for specific corporate purposes.

D.   Matters Related to Equity-Based Compensation Plans

     1. The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

     2. The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.   Contested Matters

     1. Contested situations will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.

F.   Miscellaneous Matters

     1. The Funds may in their discretion abstain from voting shares that have been recently sold.

     2. The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

     3. Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.


G.   Material Conflicts of Interest

     1. Conflicts of interest may arise from time to time between Davis-Dinsmore and the Funds. Examples of conflicts of interests include:

          a. Davis-Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

          b. Davis-Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

          c. Davis-Dinsmore may hold a position in a security contrary to shareholder interests.

     2. If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds' Audit Committee and counsel for independent directors and the proxies will be voted in accordance with direction received from the Audit Committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not currently applicable to registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to
Section 12 of the Exchange Act(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant adopted Shareholder Communication Procedures (the "Procedures") as amended effective July 22, 2004. The Procedures are intended to set forth the process by which shareholders of the registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual director, such communication would be covered by the Procedures. Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and communications made in connection with such proposals are not subject to the Procedures. The Registrant's Bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Registrant's annual meeting of shareholders, an individual for election as director.

Pursuant to the Procedures, shareholders should send their communications to the Shareholder Relations Group. Communications may be sent by regular mail or delivery service to the following address: 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Email communications may be sent to: info@bancroftfund.com. All shareholder communications received by the Shareholder Relations Group shall be promptly forwarded to the individual director of the registrant to whom they were addressed or to the full Board, as applicable. Copies of all such shareholder communications will also be distributed to the Chairs of each of the registrant's Audit Committee, and Nominating and Administration Committee, and to counsel for the registrant and for the independent directors. Counsel for the registrant and for the independent directors, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent directors to determine whether such shareholder communication should be distributed to any directors to whom it was not sent and whether and in what manner the directors should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the registrant and for the independent directors, working with the Chairs.

ITEM 11. CONTROLS AND PROCEDURES

Conclusions of principal officers concerning controls and procedures

(a) As of December 15, 2004, an evaluation was performed under the supervision and with the participation of the officers of Bancroft Convertible Fund, Inc. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act"). Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 15, 2004, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A code of ethics, effective May 15, 2003, that applies to the Fund's principal executive officer and principal financial officer is attached hereto.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Convertible Fund, Inc.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: December 21, 2004

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: December 21, 2004

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: December 21, 2004